UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2024
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Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Capital Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Capital Market LLC
9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Capital Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry Into a Material Definitive Agreement
On December 13, 2024, the Compensation Committee of the Board of Directors (the “Committee”) of Abacus Life, Inc. (the “Company”) adopted a form of Restricted Stock Unit Award Agreement, a form of which is attached as Exhibit 10 hereto (the “RSU Award Agreement”) in connection with the Company’s Amended and Restated 2024 Long-Term Equity Compensation Incentive Plan (the “Plan”).
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 13, 2024, the Compensation Committee approved the grant of 125,000 restricted stock units (the “RSUs”) to the Company’s chief financial officer, William H. McCauley, Jr. pursuant to the Plan and a RSU Award Agreement. On each of the first three anniversaries of the grant day one third (1/3) of the RSUs will vest and be converted to the Company’s common stock (or, at the Company's option, the cash equivalent). Mr. McCauley must remain employed through the end of the applicable vesting period to receive any award under the Plan, except that he may be entitled to a prorated portion of the award in the event of involuntary termination without cause, death, disability or retirement. In addition, in the event of such a termination in connection with a change in control, all unvested awards generally vest immediately. A change in control is defined in the Plan generally as an event that would be considered as a change in control in the Treasury Regulations published under Section 409A of the Code.
Item 9.01. Financial Statement and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Restricted Stock Unit Award granted under the Abacus Life, Inc. Amended and Restated 2024 Long-Term Equity Incentive Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL).

Forward Looking Statements
This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Abacus’ acquisition. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Abacus’ most recent annual report on Form 10-K, as amended, and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Abacus’ other filings with the SEC. Any forward-looking statements represent Abacus’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Abacus explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Life, Inc.
(Registrant)

Date: December 13, 2024	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer